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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                February 13, 2003
                                -----------------



                                 i3 Mobile, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         0-30175                                           51-0335259
         ---------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

        181 Harbor Drive, Stamford, Connecticut          06902
        --------------------------------------------------------
        (Address of Principal Executive Offices)      (Zip Code)


         Registrant's telephone number, including area code 203-428-3000
                                                            ------------

                                       N/A
                                       ---

          (Former Name or Former Address, if Changes Since Last Report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On February 13, 2003, i3 Mobile, Inc. (the "Company") issued a press release announcing its earnings for the three months and year ended December 31, 2002. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     Text of Press Release, dated February 13, 2003.






                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          i3 MOBILE, INC.





                                          By: /s/ Edward J. Fletcher
                                             ----------------------------------
                                          Name:  Edward J. Fletcher
                                          Title: Senior Vice President, Finance

Date:   February 14, 2003


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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

99.1              i3 Mobile, Inc. Press Release,
                  dated February 13, 2003.